COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES	COMMITMENTS AND CONTINGENCIES
We conduct our lending operations under the provisions of various federal and state laws, implementing regulations, and insurance regulations. Changes in the current regulatory environment, or the interpretation or application of current regulations, could impact our business.

The Company is subject to various legal proceedings, claims and administrative proceedings arising in the ordinary course of its business, some of which are expected to be covered by liability insurance. Management makes assumptions and estimates concerning the likelihood and amount of any potential loss relating to these matters using the latest information available. The Company records a liability for litigation if an unfavorable outcome is probable, the peril or claim is uninsured or underinsured, and the amount of loss or range of loss can be reasonably estimated. If an unfavorable outcome is probable and a reasonable estimate of the uninsured or underinsured loss is a range, the Company accrues the best estimate within the range. If no amount within the range is a better estimate than any other amount, the Company accrues the minimum amount within the range. If an unfavorable outcome is probable but the amount of the uninsured or underinsured loss cannot be reasonably estimated, the Company discloses the nature of the litigation and indicates that an estimate of the loss or range of loss cannot be made. If an unfavorable outcome is reasonably possible and the estimated uninsured or underinsured loss is material, the Company discloses the nature and estimate of the possible loss of the litigation. The Company does not disclose information with respect to litigation where an unfavorable outcome is considered to be remote or where the estimated loss (whether on the merits or by virtue of the existence of collectible insurance) would not be material. Based on current expectations, such matters, both individually and in aggregate, are not expected to have a material adverse effect on the liquidity, results of operations, business or financial condition of the Company.

During the year ended December 31, 2022, the Company suffered a cyber-attack against certain systems within the Company's network environment on or about November 17, 2022. The attack temporarily affected operations and caused delays in originating and servicing loans at some locations. During the incident, the attackers had access to personally identifiable information of certain Company employees, customers, and investors. The incident, which only affected systems, was contained to the Company’s onsite file directory system, but not its off-site core operating system. Full lending and investing operations were restored within days of the incident, and the Company provided notifications to all potentially affected individuals. As of April 11, 2023, the Company is named as a Defendant in five consumer class action cases alleging harm from the cyber-attack.

The Company maintains a cyber insurance policy applicable to most of the costs of investigation, remediation, business interruption, and other costs pertaining to the breach. Insurance recoveries are only recognized when uncertainties related to the timing and amount of recovery are resolved.The Company incurred investigation and remediation costs totaling $2.5 million as of December 31, 2022. This amount is recognized in the Company's consolidated statements of financial position as receivable from insurance company in miscellaneous assets. Additional insurance recoveries from the cyber insurance policy are expected; however, the Company is currently unable to estimate the timing and amount of such recoveries.